EXHIBIT 10.44

First Amendment

to

Amended and Restated Senior Revolving Credit Agreement

Among

Rosetta Resources Inc.,
as Borrower,

BNP Paribas,
as Administrative Agent,

and

The Lenders Signatory Hereto

Effective as of October 1, 2009

First Amendment to Amended and Restated Senior Revolving Credit Agreement

This First Amendment to Amended and Restated Senior Revolving Credit Agreement (this “First Amendment”) executed effective as of the October 1, 2009 (the “First Amendment Effective Date”) is among Rosetta Resources Inc., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); each of the Lenders that is a signatory hereto; and BNP Paribas, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.           The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Revolving Credit Agreement dated as of April 9, 2009 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.           The Borrower has requested and the Administrative Agent and the Required Lenders have agreed to amend certain provisions of the Credit Agreement.

C.           NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.               Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement.  Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2.               Amendments to Credit Agreement.

2.1           Section 1.02.  The following definitions are hereby added or amended and restated in its entirety as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.5%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Agreement” means this Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Amended and Restated Senior Revolving Credit Agreement, dated as of October 1, 2009, as the same may from time to time be further amended, modified, supplemented or restated.

2.2           Section 1.02.  The definitions of “Cost of Funds”, “Determination Date” and “Reference Bank Cost of Funds Rate” are hereby deleted.

2.3           Amendment to Section 2.03.  The last paragraph of Section 2.03 is hereby amended to read as follows:

“Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof, the amount of such Lender’s Loan to be made as part of the requested Borrowing.”

2.4           Amendment to Section 2.04(d).  Section 2.04(d) is hereby amended to read as follows:

(d)           Notice to Lenders by the Administrative Agent.  Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof, such Lender’s portion of each resulting Borrowing.

2.5           Amendment to Section 2.04(f).  Section 2.04(f) is hereby deleted.

2.6           Amendment to Section 9.05.  Sections 9.05(c), (d) and (e) are hereby amended as follows:

(c)           direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within fifteen (15) months from the date of creation thereof.

(d)           commercial paper maturing within one year from the date of creation thereof rated in the highest grade by S&P or Moody’s and repurchase agreements collateralized by U.S. Government or agency securities.

(e)           deposits maturing within fifteen (15) months from the date of creation thereof with, including certificates of deposit issued by, any Lender or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof, has capital, surplus and undivided profits aggregating at least $100,000,000 (as of the date of such bank or trust company’s most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time, by S&P or Moody’s, respectively or, in the case of any Foreign Subsidiary, a bank organized in a jurisdiction in which the Foreign Subsidiary conducts operations having assets in excess of $500,000,000 (or its equivalent in another currency).

Section 3.               Conditions Precedent.  The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 3, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:

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3.1           Payment of Outstanding Invoices.  Payment by the Borrower to the Administrative Agent of all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower.

3.2           First Amendment.  The Administrative Agent shall have received multiple counterparts as requested of this First Amendment from the Borrower and the Required Lenders.

3.3           No Default.  No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

3.4           Other Documents.  The Administrative Agent shall have received any other document it reasonably requests.

Section 4.               Representations and Warranties; Etc.  Each Obligor hereby affirms:  (a) that as of the date of execution and delivery of this First Amendment, all of the representations and warranties contained in each Loan Document to which such Obligor is a party are true and correct in all material respects as though made on and as of the First Amendment Effective Date (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that, after giving effect to this First Amendment and to the transactions contemplated hereby, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 5.               Miscellaneous.

5.1           Confirmation.  The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

5.2           Ratification and Affirmation of Obligors.  Except as expressly provided for in Section 5.6 below, each of the Obligors hereby expressly (i) acknowledges the terms of this First Amendment, (ii) ratifies and affirms its obligations under the Guaranty Agreement and the other Security Instruments to which it is a party, (iii) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Security Instruments to which it is a party and agrees that its guarantee under the Guaranty Agreement and the other Security Instruments to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby.

5.3           Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

5.4           No Oral Agreement.  This written First Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

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5.5           Governing Law.  This First Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

5.6           Release of Security Interest in Deposit Account.  Pursuant to that certain Amended and Restated Guarantee and Collateral Agreement dated as of April 9, 2009 among the Borrower, the other Obligors and the Administrative Agent, the Lenders have a security interest in certain deposit accounts of the Borrower, including, without limitation, depository Account No. 51575503 and depository Account No. 3682293, each maintained at Amegy Bank, National Association.  In connection with the foregoing, the Required Lenders hereby authorize the Administrative Agent to release and/or ratify the release of its security interest in such deposit accounts and execute any other releases or other documents reasonably requested by the Borrower to reflect the foregoing.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	ROSETTA RESOURCES INC.

	By	/s/ MICHAEL J. ROSINSKI
Michael J. Rosinski
Executive Vice President, Chief Financial Officer and Treasurer

GUARANTORS:
ROSETTA RESOURCES OFFSHORE, LLC,
ROSETTA RESOURCES HOLDINGS, LLC,
ROSETTA RESOURCES OPERATING LP
ROSETTA RESOURCES GATHERING LP
By: Rosetta Resources Operating GP, LLC, its general partner

	By:	/s/ MICHAEL J. ROSINSKI
Michael J. Rosinski
Executive Vice President, Chief Financial Officer and Treasurer

ROSETTA RESOURCES OPERATING GP, LLC

	By:	/s/ MICHAEL J. ROSINSKI
Michael J. Rosinski
Executive Vice President, Chief Financial Officer and Treasurer

Signature Page – 1st Amendment

ADMINISTRATIVE AGENT:	BNP PARIBAS,
as Administrative Agent

	By:	/s/ EVANS SWANN
	Name:	Evans Swann
	Title:	Managing Director

	By:	/s/ EDWARD PAK
	Name:	Edward Pak
	Title:	Vice President

LENDERS:	BNP PARIBAS

	By:	/s/ EVANS SWANN
	Name:	Evans Swann
	Title:	Managing Director

	By:	/s/ EDWARD PAK
	Name:	Edward Pak
	Title:	Vice President

WELLS FARGO BANK, N.A.

	By:	/s/ SCOTT HODGES
	Name:	Scott Hodges
	Title:	Vice President

UNION BANK, N.A.

	By:	/s/ PAUL E. CORNELL
	Name:	Paul E. Cornell
	Title:	Senior Vice President

Signature Page – 1st Amendment

COMPASS BANK

By:	/s/ KATHLEEN J. BOWEN
Name:	Kathleen J. Bowen
Title:	Senior Vice President

BANK OF MONTREAL

By:	/s/ JAMES WHITMORE
Name:	James Whitmore
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ MICHAEL A. KAMAUF
Name:	Michael A. Kamauf
Title:	Vice President

COMERICA BANK

By:	/s/ MATT TURNER
Name:	Matt Turner
Title:	Assistant Vice President

BANK OF AMERICA, N.A.

By:	/s/ STEPHEN J. HOFFMAN
Name:	Stephen J. Hoffman
Title:	Managing Director

Signature Page – 1st Amendment

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ HEATHER A. HAN
Name:	Heather A. Han
Title:	Vice President

ALLIED IRISH BANKS P.L.C

By:	/s/ EDWARD M. FENK
Name:	Edward M. Fenk
Title:	Vice President

By:	/s/ JAMES GIORDANO
Name:	James Giordano
Title:	Assistant Vice President

BANK OF TEXAS, N.A.

By:	/s/ MARTIN W. WILSON
Name:	Martin W. Wilson
Title:	Senior Vice President

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ KENNETH R. BATSON, III
Name:	Kenneth R. Batson, III
Title:	Vice President

THE FROST NATIONAL BANK

By:	/s/ ANDREW A. MERRYMAN
Name:	Andrew A. Merryman
Title:	Senior Vice President

Signature Page – 1st Amendment